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TRANSAMERICA FUNDS

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TRANSAMERICA FUNDS

Transamerica Asset Allocation - Conservative Portfolio

Transamerica Asset Allocation - Moderate Portfolio

Transamerica Asset Allocation - Moderate Growth Portfolio

Transamerica Asset Allocation - Growth Portfolio

1801 California Street, Suite 5200

Denver, CO 80202

November 27, 2020

Thank you for being a valued Transamerica shareholder.

We are reaching out to provide you with additional information regarding a new sub-adviser for Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio and Transamerica Asset Allocation - Growth Portfolio, each a series of Transamerica Funds (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Funds’ new sub-adviser, Goldman Sachs Asset Management L.P. (“GSAM”), who replaced Morningstar Investment Management, LLC as the sub-adviser to each of the Funds on August 28, 2020. Transamerica Asset Management, Inc. (“TAM”) continues to serve as the Funds’ investment manager. Based on the information provided by TAM and GSAM, the Board concluded that the change in sub-adviser was in the best interests of each of the Funds and their respective shareholders.

If you have any questions, please call the following number between 8 a.m. and 7 p.m., Eastern Time, Monday through Friday: 1-888-233-4339.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and
Chief Executive Officer

Information Statement

TRANSAMERICA FUNDS

Transamerica Asset Allocation - Conservative Portfolio

Transamerica Asset Allocation - Moderate Portfolio

Transamerica Asset Allocation - Moderate Growth Portfolio

Transamerica Asset Allocation - Growth Portfolio

November 27, 2020

Summary

This Information Statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds (the “Trust”) to the shareholders of Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio and Transamerica Asset Allocation - Growth Portfolio, (each a “Fund” and collectively, the “Funds”), each a series of the Trust. The Trust is organized as a Delaware statutory trust.

This Information Statement provides information regarding the approval by the Board of a replacement sub-adviser for the Funds. The Funds are now sub-advised by Goldman Sachs Asset Management L.P. (“GSAM” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and GSAM (the “GSAM Sub-Advisory Agreement”). A copy of the GSAM Sub-Advisory Agreement is attached hereto as Exhibit A.

GSAM began sub-advising the Funds on August 28, 2020. Prior to that date, Morningstar Investment Management, LLC (“Morningstar”) served as the portfolio construction manager to the Funds. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectuses, Summary Prospectuses and Statement of Additional Information dated June 19, 2020, and also reflected in the Funds’ summary prospectuses dated March 1, 2020, as revised August 28, 2020, the following changes were made, including: (i) revisions to each Fund’s principal investment strategies; (ii) each Fund’s management fee schedule was reduced; (iii) each Fund’s sub-advisory fee schedule was revised; and (iv) each Fund changed its primary and/or secondary benchmarks. TAM continues to serve as each Fund’s investment manager.

This Information Statement is provided in lieu of a proxy statement to the Funds’ shareholders as of October 30, 2020 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Information Statement is being mailed on or about November 27, 2020. Each Fund will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to its respective shareholders.

The annual report for the Funds is sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of each Fund is October 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the SEC’s internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Transamerica website until at least May 27, 2021 at https://www.transamerica.com/media/tf-morningstar-to-gsam-info-statement_tcm145-122052.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

TRANSAMERICA FUNDS

Transamerica Asset Allocation - Conservative Portfolio

Transamerica Asset Allocation - Moderate Portfolio

Transamerica Asset Allocation - Moderate Growth Portfolio

Transamerica Asset Allocation - Growth Portfolio

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to provide information to shareholders of the Funds of a recent change in the sub-adviser to the Funds. The Board, upon the recommendation of TAM, has approved the new GSAM Sub-Advisory Agreement between TAM and GSAM with respect to the Funds.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval when hiring a non-affiliated sub-adviser. Pursuant to the exemptive order, the Funds have agreed to provide certain information regarding the new Sub-Advisory Agreement.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of GSAM and has entered into the GSAM Sub-Advisory Agreement with respect to the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for each Fund, and regular review and evaluation of the sub-advisers’ performance and adherence to investment style and process.

Q.	Why was GSAM appointed as the new Sub-Adviser?

A.

Following its review and consideration, the Board approved the appointment of GSAM as the sub-adviser to the Funds in replacement of the prior portfolio construction manager to the Funds. Among other things, the Board reviewed and evaluated the performance of the previous portfolio construction manager and GSAM’s experience managing the proposed investment strategies for the Funds. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Information Statement.

INFORMATION STATEMENT

This Information Statement describes GSAM and the terms of the GSAM Sub-Advisory Agreement.

THE FUND AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Funds pursuant to the Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 17-18, 2020. TAM is directly owned by Transamerica Life Insurance Company (“TLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things: (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreement are not expected to change in light of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of GSAM. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in GSAM or any other person controlling, controlled by or under common control with GSAM. Since August 28, 2020, none of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which GSAM or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to August 28, 2020, Morningstar Investment Management (“Morningstar”) served as the sub-adviser1 and, as such, made asset allocation and fund selection decisions for the Funds. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.

Morningstar provided sub-advisory services to the Funds pursuant to the Asset Allocation Management Agreement, as amended between TAM and Morningstar with respect to the Funds (the “Morningstar Agreement”). As portfolio construction manager to the Funds, Morningstar was responsible for making asset allocation and fund selection decisions for each Fund in a manner consistent with the terms of the Morningstar Agreement and the investment objective, strategies and policies of each Fund. The Morningstar Agreement was dated April 1, 2005, as amended and was last approved by the Board, including a majority of the Independent Board Members, on June 17-18, 2020. The Morningstar Agreement was initially approved by the Board, including a majority of the Independent Board Members, at a meeting held on March 22 and 23, 2004.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to GSAM under the GSAM Sub-Advisory Agreement and the sub-advisory fees paid by TAM to Morningstar under the Morningstar Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the GSAM Sub-Advisory Agreement was approved by the Board at a meeting held on June 17-18, 2020, and was effective as of August 28, 2020. The GSAM Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the GSAM Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Funds.

[1]	Morningstar technically served as the portfolio construction manager to the Funds.

The terms of the Morningstar Agreement and those of the GSAM Sub-Advisory Agreement are similar. The sub-advisory fee rates payable by TAM to GSAM under the GSAM Sub-Advisory Agreement have decreased from the fee rates paid by TAM to Morningstar under the Morningstar Agreement. In addition, a lower management fee payable by the Funds to TAM went into effect as of August 28, 2020. Descriptions of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the GSAM Sub-Advisory Agreement, GSAM will manage the investment and reinvestment of the portion of each Fund’s assets for which it is responsible, consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectuses, Summary Prospectuses and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to GSAM. The Morningstar Agreement contained similar provisions.

The GSAM Sub-Advisory Agreement provides that GSAM will place orders for the execution of portfolio transactions with or through such brokers, dealers or banks as it may select including affiliates of the Sub-Adviser (as permitted under applicable law) and, complying with Section 28(e) of the Securities Exchange Act of 1934, as amended. The GSAM Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, GSAM may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged. The Morningstar Agreement contained similar provisions.

The GSAM Sub-Advisory Agreement provides that it: (i) may be terminated with respect to the Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) may be terminated by TAM upon 60 days’ prior written notice to GSAM, without the payment of any penalty; (iii) may be terminated by GSAM upon 90 days’ prior written notice to TAM; (iv) may be terminated by TAM or GSAM in the event of a material breach of the agreement by either party; and (v) will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of GSAM. The Morningstar Agreement contained similar provisions, but provided that it may be terminated by Morningstar upon 60 days’ prior notice to TAM.

The GSAM Sub-Advisory Agreement requires that GSAM supply the Board and TAM with regular reports as mutually agreed upon by GSAM and TAM concerning GSAM’s investment activities on behalf of the Funds. The Morningstar Agreement contained a similar provision.

The GSAM Sub-Advisory Agreement provides that GSAM will exercise voting rights incident to any security held in the Funds, except that TAM shall have the duty to vote proxies relating to investments in any pooled investment vehicles sponsored or advised by TAM. TAM delegated all the responsibility to exercise all voting authority with respect to securities held in the Funds to Morningstar under the Morningstar Agreement.

The GSAM Sub-Advisory Agreement states that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties, GSAM will not be liable for any act or omission in the course of, or connected with, rendering services pursuant to the GSAM Sub-Advisory Agreement or for any loss sustained in the purchase, holding or sale of any security. The Morningstar Agreement contained a similar provision.

The GSAM Sub-Advisory Agreement requires GSAM to make certain representations and covenants, including concerning GSAM’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which GSAM is managing each Fund, and GSAM’s commitment to promptly notify TAM and the Trust in the event the registration statement disclosure becomes inaccurate or incomplete. The Morningstar Agreement did not contain similar provisions.

The GSAM Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York. The Morningstar Agreement provided that it would be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the GSAM Sub-Advisory Agreement. The summary of the GSAM Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the GSAM Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by each Fund to TAM was reduced. Under the Management Agreement, each Fund currently pays TAM a management fee calculated daily and paid monthly, for its services with respect to each Fund’s average daily net assets on an annual basis:

First $1 billion	0.104%
Over $1 billion up to $3 billion	0.0975%
Over $3 billion up to $5 billion	0.0925%
Over $5 billion up to $7 billion	0.085%
In excess of $7 billion	0.080%

Prior to August 28, 2020, each Fund paid TAM a management fee calculated daily and paid monthly from the Funds, at the annual rate of 0.1225% of its average daily net assets.

As of October 31, 2020, the net assets of each Fund were:

Fund	Net Assets
Transamerica Asset Allocation - Conservative Portfolio	$690,800,098
Transamerica Asset Allocation - Moderate Portfolio	$1,227,210,053
Transamerica Asset Allocation - Moderate Growth Portfolio	$1,731,597,888
Transamerica Asset Allocation - Growth Portfolio	$987,403,278

The following charts compare the actual management fees paid by each Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2020 to a hypothetical example of management fees that would have been paid by each Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

Transamerica Asset Allocation – Conservative Portfolio

	Actual Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$870,310	$738,876	-15.10%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$870,310	$724,542	-16.75%

Transamerica Asset Allocation – Moderate Portfolio

	Actual Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$1,567,195	$1,312,359	-16.26%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$1,567,195	$1,272,238	-18.82%

Transamerica Asset Allocation – Moderate Growth Portfolio

	Actual Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$2,214,361	$1,827,450	-17.47%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$2,214,361	$1,769,900	-20.07%

Transamerica Asset Allocation – Growth Portfolio

	Actual Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2019 through October 31, 2020 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$1,270,673	$1,076,352	-15.29%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$1,270,673	$1,043,270	-17.90%

SUB-ADVISORY FEES

Under the GSAM Sub-Advisory Agreement, TAM (not the Funds) pays GSAM the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

First $1 billion	0.070%
Over $1 billion up to $3 billion	0.055%
Over $3 billion up to $5 billion	0.050%
Over $5 billion up to $7 billion	0.045%
In excess of $7 billion	0.0425%

Under the GSAM Sub-Advisory Agreement, sub-advisory fees are calculated based on the combined assets for the Funds and Transamerica Goldman Sachs 70/30 Allocation VP, a series of Transamerica Series Trust.

Under the Morningstar Agreement, TAM (not the Funds) paid Morningstar 0.0960% of the first $250 million; 0.0840% over $250 million up to $500 million; 0.0720% over $500 million up to $750 million; 0.0600% over $750 million up to $1 billion; in excess of $1 billion; 0.0480% over $1 billion up to $2 billion; and 0.0360% in excess of $2 billion with respect to each Fund’s average daily net assets on an annual basis.

The following chart compares the actual sub-advisory fees paid by TAM to Morningstar for the fiscal year ended October 31, 2020 under the Morningstar Agreement to a hypothetical example of sub-advisory fees that would have been paid by TAM to GSAM for the same period under the GSAM Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Fund	Actual Sub-Advisory Fees Payable by TAM to Morningstar from November 1, 2019 through October 31, 2020 under the former Morningstar Agreement	Hypothetical Sub-Advisory Fees Payable by TAM to GSAM from November 1, 2019 through October 31, 2020 under the New GSAM Sub-Advisory Agreement	Percent Difference
Transamerica Asset Allocation - Conservative Portfolio	$601,800	$397,653	-33.92%
Transamerica Asset Allocation - Moderate Portfolio	$914,524	$716,053	-21.70%
Transamerica Asset Allocation - Moderate Growth Portfolio	$1,168,236	$1,011,683	-13.40%
Transamerica Asset Allocation - Growth Portfolio	$794,965	$580,503	-26.98%

INFORMATION REGARDING THE SUB-ADVISER

GSAM, an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of September 30, 2020, Goldman Sachs Asset Management, L.P. had approximately $1.86 trillion in total assets under supervision. GSAM’s principal business address is 200 West Street, New York, NY 10282.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Christopher Lvoff	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the Funds since 2020; Managing Director, Senior Portfolio Manager, Global Portfolio Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2007

Neill Nuttall	Goldman Sachs Asset Management, L.P.	Portfolio Manager of the Funds since 2020; Managing Director and Chief Investment Officer of the Global Portfolio Solutions Group; employed with Goldman Sachs Asset Management, L.P. since 2014

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers and partners of GSAM, as of October 31, 2020. The principal address of each individual as it relates to that person’s duties at GSAM, is the same as that of GSAM.

Name	Position with GSAM
Ellen Porges	Chief Legal Officer
Timothy O’Neill	Co-Chief Executive Officer
Judith Shandling	Chief Compliance Officer
Eric Lane	Co-Chief Executive Officer
Jacqueline Arthur	Chief Operating Officer
GSAM Holdings LLC	General Partner
GSAM Holdings II LLC	Limited Partner

GSAM, acts as sub-adviser, for the following series of a registered investment company with investment objectives similar to the Fund(s):

Comparable fund for which GSAM serves as Sub-Adviser	Assets Managed by GSAM (as of October 31, 2020)	Sub-Advisory Fee Paid to GSAM (annually)
Transamerica Goldman Sachs 70/30 Allocation VP, a series of Transamerica Series Trust	$1,120,549	0.070 % of the first $ 1 billion; 0.055% over $1 billion up to $3 billion; 0.050% over $3 billion up to $5 billion; 0.045 % over $5 up to $7 billion; 0.0425% in excess of $7 billion

EVALUATION BY THE BOARD

At a meeting held on June 17-18, 2020, the Board considered the termination of Morningstar as sub-adviser to the Funds and the approval of the GSAM Sub-Advisory Agreement between TAM and GSAM with respect to the Funds, as well as the approval of a revised management fee schedule for each Fund.

Following its review and consideration, the Board determined, with respect to each Fund, that the terms of the GSAM Sub-Advisory Agreement were reasonable and that the termination of Morningstar as sub-adviser to each Fund and the approval of the GSAM Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreements with Morningstar and unanimously approved the GSAM Sub-Advisory Agreement for an initial two-year period. The Board, including the Independent Board Members, also unanimously approved the revised management fee schedules.

Prior to reaching their decision, the Board Members requested and received from TAM and GSAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed GSAM Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Funds and from GSAM as part of their regular oversight of other Funds sub-advised by GSAM, and knowledge they gained over time through meeting with TAM and GSAM. Among other materials, the Board Members considered fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members considered information about fees and performance of comparable funds and/or accounts managed by GSAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or GSAM present and were represented throughout the process by their independent legal counsel. In considering whether to approve the GSAM Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by GSAM under the GSAM Sub-Advisory Agreement, the Board considered information provided by TAM and GSAM regarding the operations, facilities, organization and personnel of GSAM, the anticipated ability of GSAM to perform its duties under the GSAM Sub-Advisory Agreement and the proposed changes to the Funds’ principal investment strategies. The Board Members further considered that: (i) GSAM is an experienced asset management firm; (ii) TAM is recommending that GSAM be appointed as sub-adviser to the Funds; and (iii) TAM believes that GSAM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on TAM’s assessment of GSAM’s organization, investment personnel and experience sub-advising other Funds. The Board Members also considered GSAM’s proposed responsibilities and experience with the Funds’ proposed principal investment strategies.

The Board Members noted that TAM had advised the Board that neither the approval of the GSAM Sub-Advisory Agreement nor the approval of the revised management fee schedules was expected to result in any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders, including compliance services. Based on these and other considerations, the Board Members determined that GSAM can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Funds and that GSAM’s appointment is not expected to diminish the nature, extent and quality of services provided to the Funds.

Investment Performance. The Board Members considered GSAM’s investment management experience, capabilities and resources. The Board reviewed the performance of the Funds for various trailing periods ended February 29, 2020 as compared to: (i) simulated, back-tested performance results of each Fund’s proposed strategy; (ii) each Fund’s current blended benchmark; and (iii) each Fund’s proposed blended benchmark.

Transamerica Asset Allocation – Conservative Portfolio. The Board Members noted that the back-tested annualized return (“Back-Tested Return”) was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the Fund’s current and proposed blended benchmarks for the past 5-year period, but below the Fund’s current and proposed blended benchmarks for the past 1- and 3-year periods.

Transamerica Asset Allocation – Growth Portfolio. The Board Members noted that the Back-Tested Return was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the Fund’s proposed blended benchmark for the past 5-year period, but below the Fund’s proposed blended benchmark for the past 1- and 3-year periods. The Board Members also noted that the Back-Tested Return was below the Fund’s current blended benchmark for the past 1-, 3- and 5-year periods.

Transamerica Asset Allocation – Moderate Portfolio. The Board Members noted that the Back-Tested Return was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the Fund’s current blended benchmark and proposed blended benchmark for the past 5-year period, but below the Fund’s current blended benchmark and proposed blended benchmark for the past 1- and 3-year periods.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board Members noted that the Back-Tested Return was above that of Class I Shares of the Fund for the past 1-, 3- and 5-year periods. The Board Members also noted that the Back-Tested Return was above that of the Fund’s proposed blended benchmark for the past 5-year period, but below the Fund’s proposed blended benchmark for the past 1- and 3-year periods. The Board Members also noted that the Back-Tested Return was below the Fund’s current blended benchmark for the past 1-, 3- and 5-year periods.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by GSAM, the Board concluded that GSAM is capable of generating a level of investment performance that is appropriate in scope and extent in light of each Fund’s proposed new principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board considered the revised management and new sub-advisory fee schedules (“Fee Changes”) for each Fund. The Board considered that, assuming implementation of the Fee Changes, based on assets as of February 29, 2020, the management fee of each Fund would be below the applicable Broadridge and Morningstar peer group medians, but the total expense ratio of each class of each Fund would be above the applicable Broadridge and Morningstar peer group medians. The Board also considered that the revised management fee schedule for each Fund would lower management fees at all asset levels, resulting in immediate savings for current shareholders, as well as additional savings as each Fund’s assets grow in size. The Board noted that although the new sub-advisory fee schedule for each Fund would increase contractual sub-advisory fees at asset levels above $750 million, GSAM had agreed to aggregate the Funds’ assets with those of another GSAM sub-advised Fund for purposes of determining breakpoints, which was expected to more than offset the contractual increase. The Board also noted that the Fee Changes were expected to result in lower total expense ratios for each class of each Fund. The Board considered the portion of each Fund’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to GSAM and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board determined that the revised management fee schedule and new sub-advisory fee schedule for each Fund were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to GSAM, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and GSAM, which is not affiliated with TAM, and would be paid by TAM and not the Funds. As a result, the Board did not consider GSAM’s anticipated profitability to be material to its decision to approve the GSAM Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that, at current asset levels, there was expected to be a decrease in the net management fees retained by TAM for Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Asset Allocation – Moderate Growth Portfolio and an increase in the net management fee retained by TAM for Transamerica Asset Allocation – Conservative Portfolio. The Board considered TAM’s view that each Fund’s proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which each Fund’s revised management fee schedule and new sub-advisory fee schedule reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered that the revised management fee schedule and new sub-advisory fee schedule contain additional breakpoints at higher asset levels that would further benefit shareholders as the Funds grow in size. The Board Members also considered that the appointment of GSAM has the potential to attract additional assets due to GSAM’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by each Fund to TAM, and the sub-advisory fees payable by TAM to GSAM, in light of any economies of scale experienced in the future.

Benefits to GSAM from its Relationships with the Funds. The Board considered other benefits expected to be derived by GSAM from its relationships with the Funds. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with GSAM or the Funds, and that GSAM may engage in soft dollar arrangements and receive such benefits on certain transactions, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and GSAM Sub-Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders and voted to approve the revised management fee schedule and GSAM Sub-Advisory Agreement for each Fund.

BROKERAGE INFORMATION

With respect to each Fund, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or GSAM for the fiscal year ended October 31, 2020.

ADDITIONAL INFORMATION

TAM, each Fund’s investment manager, Transamerica Fund Services, Inc., each Fund’s transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of October 30, 2020, the Board Members and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of October 30, 2020, the following persons owned of record 5% or more of the outstanding shares of the class identified of each Fund:

Name & Address	Portfolio Name	Class	Shares	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	A	27,784,719.533	52.28%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	A	3,617,791.699	6.81%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	A	2,701,819.288	5.08%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	C	1,514,419.098	18.87%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	C	1,051,674.445	13.11%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Conservative Portfolio	C	725,158.083	9.04%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	C	718,227.668	8.95%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	C	563,727.162	7.03%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Conservative Portfolio	I	498,863.147	35.33%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Conservative Portfolio	I	161,748.969	11.46%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	I	117,330.024	8.31%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Conservative Portfolio	I	116,375.491	8.24%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Conservative Portfolio	I	93,885.306	6.65%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Conservative Portfolio	I	75,399.475	5.34%

Name & Address	Portfolio Name	Class	Shares	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	I	71,272.663	5.05%
Alexander Kirschenbaum FBO Alexander Kirschenbaum M D P C 401(k) 229 East 79th Street Ste A New York NY 10075-0866	Transamerica Asset Allocation - Conservative Portfolio	R	26,456.943	33.82%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401(k) 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	13,798.948	17.64%
Mid Atlantic Trust Company FBO Selectek Inc 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	8,504.883	10.87%
Mid Atlantic Trust Company FBO Glavin Industries Inc 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	7,526.421	9.62%
Mid Atlantic Trust Company FBO Avenel Pharmacy Inc 401(k) Profit S 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Conservative Portfolio	R	6,387.048	8.16%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Conservative Portfolio	R	5,682.994	7.26%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	A	12,870,296.264	19.93%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	A	5,625,504.981	8.71%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	A	4,666,289.448	7.22%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	A	3,844,524.042	5.95%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Growth Portfolio	C	1,910,276.823	16.15%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	C	1,240,267.034	10.48%

Name & Address	Portfolio Name	Class	Shares	Percent of Class
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Growth Portfolio	C	1,218,227.142	10.30%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	C	988,655.178	8.36%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	C	670,417.419	5.67%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	C	636,036.854	5.38%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	I	604,446.970	23.01%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Growth Portfolio	I	445,672.596	16.97%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	I	270,915.119	10.31%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Growth Portfolio	I	224,105.957	8.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Growth Portfolio	I	216,931.328	8.26%
Matrix Trust Company Cotrustee FBO U.A. Local 393 Defined Contribution PO Box 52129 Phoenix AZ 85072-2129	Transamerica Asset Allocation - Growth Portfolio	I	132,022.046	5.03%
Mid Atlantic Trust Company FBO Graham, Arceneaux & Allen, L.L 401 (1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	32,120.497	24.53%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Growth Portfolio	R	22,306.691	17.04%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Growth Portfolio	R	15,152.370	11.57%

Name & Address	Portfolio Name	Class	Shares	Percent of Class
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Growth Portfolio	R	13,877.558	10.60%
Mid Atlantic Trust Company FBO Id Automation Inc 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	12,644.402	9.66%
Mid Atlantic Trust Company FBO Selectek Inc 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Growth Portfolio	R	10,565.150	8.07%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	A	28,736,309.197	23.95%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	A	12,490,285.898	10.41%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	A	8,112,900.928	6.76%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	A	7,395,895.865	6.16%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Asset Allocation - Moderate Growth Portfolio	A	6,000,500.271	5.00%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	C	3,830,918.741	18.63%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	C	2,241,073.450	10.90%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	C	1,560,826.333	7.59%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Growth Portfolio	C	1,525,336.198	7.42%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	C	1,442,906.699	7.02%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	I	1,469,124.604	29.67%

Name & Address	Portfolio Name	Class	Shares	Percent of Class
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	I	725,776.008	14.66%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Growth Portfolio	I	438,219.893	8.85%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Growth Portfolio	I	405,925.072	8.20%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Growth Portfolio	I	369,219.969	7.46%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Growth Portfolio	I	319,839.452	6.46%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	I	262,537.393	5.30%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Growth Portfolio	R	41,027.677	24.55%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Growth Portfolio	R	26,233.400	15.70%
Matrix Trust Company Cust. FBO Rural Gravure Service, Inc. 401(k) 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Growth Portfolio	R	20,613.744	12.33%
Ascensus Trust Company FBO Northside Holistic Center 401k & Re 681537 P.O. Box 10758 Fargo ND 58106-0758	Transamerica Asset Allocation - Moderate Growth Portfolio	R	14,027.805	8.39%
Pai Trust Company, Inc. Lg Holding LLC 401(k) P/S Plan 1300 Enterprise Dr De Pere WI 54115-4934	Transamerica Asset Allocation - Moderate Growth Portfolio	R	10,913.608	6.53%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Asset Allocation - Moderate Growth Portfolio	R	10,910.900	6.53%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	A	32,232,414.513	36.82%

Name & Address	Portfolio Name	Class	Shares	Percent of Class
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	A	8,695,478.572	9.93%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	A	5,335,270.375	6.09%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	C	3,261,231.171	21.25%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	C	1,700,537.533	11.08%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	C	1,359,372.197	8.86%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	C	1,184,003.594	7.71%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	C	1,046,381.991	6.82%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Asset Allocation - Moderate Portfolio	I	1,098,686.807	29.78%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Asset Allocation - Moderate Portfolio	I	506,774.814	13.74%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Portfolio	I	309,821.221	8.40%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Asset Allocation - Moderate Portfolio	I	291,036.198	7.89%
Charles Schwab & CO Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	Transamerica Asset Allocation - Moderate Portfolio	I	234,607.732	6.36%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Asset Allocation - Moderate Portfolio	I	230,585.781	6.25%
Mid Atlantic Trust Company FBO Fi Consulting Inc 401(k) Profit Sha 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	42,464.493	16.01%

Name & Address	Portfolio Name	Class	Shares	Percent of Class
Don Firth FBO Jobsinlogistics Com Inc 401(k) Profit Sharing Plan & Trust 17501 Biscayne Blvd Ste 530 Aventura FL 33160-4806	Transamerica Asset Allocation - Moderate Portfolio	R	41,179.917	15.53%
Morgan Stanley Smith Barney LLC For The Exclusive Bene Of Its Cust 1 New York Plz FL 12 New York NY 10004-1932	Transamerica Asset Allocation - Moderate Portfolio	R	29,911.602	11.28%
Mid Atlantic Trust Company FBO Smede-Son Steel & Supply Company, I 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	24,051.167	9.07%
Mid Atlantic Trust Company FBO Daley And Wanzer Inc 401(k) Profit 1251 Waterfront Place, Suite 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	21,233.911	8.01%
Matrix Trust Company Cust. FBO Vernadero Group, Inc 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	17,412.640	6.57%
Mid Atlantic Trust Company FBO Electro Tech, Inc. 401(k) Savings Plan And Trust 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	Transamerica Asset Allocation - Moderate Portfolio	R	17,317.916	6.53%
Matrix Trust Company Cust. FBO Shives Funeral Home 401k Psp 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Asset Allocation - Moderate Portfolio	R	16,374.458	6.18%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of October 30, 2020, the following shareholders owned of record 25% or more of the outstanding shares of each Fund below:

Name & Address	Portfolio Name	Shares	Percentage of Portfolio Owned
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Conservative Portfolio	27,784,719.533	44.41%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Asset Allocation - Moderate Portfolio	32,232,414.513	30.15%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for the Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds

/s/ Erin D Nelson
Chief Legal Officer and Secretary

November 27, 2020

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

GOLDMAN SACHS ASSET MANAGEMENT LP

This Agreement, entered into as of August 28, 2020 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Goldman Sachs Asset Management, L.P., a Delaware Limited Partnership (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In performing its obligations under this Agreement and with the prior written consent of TAM (such consent not to be unreasonably withheld), Subadviser may, from time to time, employ, delegate to, engage, or associate with affiliated entities or otherwise use the resources of one or more affiliated investment advisers that qualify as its “participating affiliates,” as such term is used in relief granted by the staff of the Securities and Exchange Commission (the “SEC”), and as identified in the Subadviser’s Form ADV, as Subadviser believes necessary or appropriate to assist it in carrying out its obligations under this Agreement. Notwithstanding the foregoing, TAM consents to and agrees that the Subadviser may, at the Subadviser’s discretion, delegate its responsibilities hereunder to Goldman Sachs Asset Management (Singapore) Pte. Ltd without any further consent from TAM. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omissions of such other persons or entities.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the SEC and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Any Investment Guideline or Limitation will apply only at the time of an investment to which the Investment Guideline or Limitation is applicable and any such Investment Guideline or Limitation shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any change in circumstance resulting from, for example, a change in value, net assets or other circumstance will not be considered in determining whether any investment or the Fund complies with an Investment Guideline or Limitation.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund and acknowledged by the Subadviser from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)

Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund, except that TAM shall have the duty to vote proxies relating to investments in any pooled investment vehicles sponsored or advised by TAM. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM. For the avoidance of doubt, TAM is responsible for: (i) ensuring compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable)

that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)

The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. On a periodic basis (e.g., monthly, quarterly) and as a supplement to TAM’s valuation process, the Subadviser will review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(f)

TAM acknowledges and agrees that Subadviser, its personnel, and Subadviser’s affiliates may take actions (or refrain from taking action) or have investment views that differ from actions taken or views taken with respect to the Fund hereunder. In addition, TAM acknowledges and agrees Subadviser and/or its affiliates may possess information as part of operating its other businesses or otherwise, including information that may be relevant to Underlying Fund and Manager Selection (as defined below), and that Subadviser has no obligation to share that information with TAM or the Fund, and that Subadviser may be limited in its ability to use that information in providing services hereunder.

(g)

All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective. The Subadviser shall be under no duty to make any investigation or inquiry as to any statement contained in any writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained. Directions given by the Fund or TAM to the Subadviser hereunder shall be effective only upon actual receipt by the Subadviser and shall be acknowledged by the Subadviser through its actions hereunder only, unless the Fund or TAM is advised by the Subadviser otherwise.

(h)

TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt or notify TAM regarding the Subadviser’s inability to comply with such instruction, directions or Amendments, and in the cases of such notice being provided, compliance by Subadviser with such instruction, directions or Amendments shall be excused and the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of calendar days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. TAM may terminate the Agreement only upon giving 60 days’ advance written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement upon giving 90 days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. Additionally, Subadviser will notify TAM of a change in general partners of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise, only with the prior written approval of Subadviser, such approval not to be unreasonably withheld, and only during the term of this Agreement. Notwithstanding the foregoing, the Subadviser’s approval is not required when: (i) previously approved materials are re-issued with minor modifications; (ii) TAM and Subadviser identify materials which they jointly determine do not require Subadviser’s approval, or (iii) the material is used as required under applicable law. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

TAM acknowledges and agrees that Subadviser has no duty or obligation with respect to the selection, monitoring or overseeing of the pooled investment vehicles (other than exchange-traded funds) in which the Fund may invest, including the managers of any such pooled investment vehicles, and that TAM will perform those duties (collectively, such duties “Underlying Fund and Manager Selection”). TAM further acknowledges and agrees that the Investment Guidelines and any Limitations may limit severely the investment options available to the Subadviser in implementing the Fund’s investment program.

The Subadviser gives no warranty as to the performance or profitability of the Allocated Assets, nor any guarantee that the investment objectives, expectations or targets described in this Agreement and/or in the Registration Statement will be achieved, including without limitation any risk control, risk management or return objectives, expectations or targets.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions, interpretive guidance, and no action relief as may be granted by the SEC or its Staff.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund and by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such amendment. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, including Rule 31a-3 under the 1940 Act. Any such records maintained by Subadviser are its property and are not the official books and records of the Fund; however, Subadviser agrees to provide copies of any such records required to be maintained by it pursuant to Rule 31a-3 under the 1940 Act upon request of the Fund. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

Transamerica Asset Management, Inc.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: TAM Legal

Fax No.: 866-397-9228

Phone No.: 720-493-4249

E-mail: rhonda.mills@transamerica.com

All notices provided to Subadviser will be sent to the attention of:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Attention: Jason Hudes

Fax No.:

Phone No: (212) 357-1979

E-mail: Jason.Hudes@gs.com & am-crmgt-ny-ias@gs.com

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all. TAM consents to receive: (i) Part 2 of the Subadviser’s Form ADV, (ii) any offer letter for Part 2 of Form ADV, and/or (iii) FINRA Rule 5130 and 5131 negative consent letters, as applicable, via electronic mail.

17. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

18. Receipt of Form ADV. TAM and the Fund understand and acknowledge that Subadviser is part of a worldwide, full-service investment banking, broker-dealer, asset management organization, and as such, Subadviser and its affiliates and their managing directors, directors, officers and employees may have multiple advisory, transactional and financial and other interests in securities, instruments and companies that may be purchased, sold or held by Subadviser for the Fund. As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Subadviser is required to file a Form ADV with the SEC. Form ADV contains information about potential conflicts of interest and other relevant information regarding Subadviser. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

19. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

20. Additional Representations and Warranties. TAM represents that neither the execution, delivery or performance of this Agreement conflicts or will conflict with or constitutes or will constitute a breach of the Governing Documents, or any applicable statutory or regulatory requirement to which Subadviser is subject or by which it is bound.

TAM is a registered commodity pool operator under the Commodity Exchange Act. In the event its status changes during the term of this Agreement, TAM will promptly notify Subadviser of such change.

21. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

22. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court, New York County (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, New York County, application shall be submitted to the Commercial Division.

23. Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

24. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples

Name:	Christopher A. Staples

Title:	Senior Vice President

GOLDMAN SACHS ASSET MANAGEMENT L.P.

By:	/s/ Jason Hudes

Name:	Jason Hudes

Title:	Managing Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Asset Allocation - Conservative Portfolio	0.07% of the first $1 billion; 0.055% over $1 billion to $3 billion; 0.05% over $3 billion to $5 billion; 0.045% over $5 billion to $7 billion; and 0.0425% over $7 billion
Transamerica Asset Allocation - Moderate Portfolio	0.07% of the first $1 billion; 0.055% over $1 billion to $3 billion; 0.05% over $3 billion to $5 billion; 0.045% over $5 billion to $7 billion; and 0.0425% over $7 billion
Transamerica Asset Allocation - Moderate Growth Portfolio	0.07% of the first $1 billion; 0.055% over $1 billion to $3 billion; 0.05% over $3 billion to $5 billion; 0.045% over $5 billion to $7 billion; and 0.0425% over $7 billion
Transamerica Asset Allocation - Growth Portfolio	0.07% of the first $1 billion; 0.055% over $1 billion to $3 billion; 0.05% over $3 billion to $5 billion; 0.045% over $5 billion to $7 billion; and 0.0425% over $7 billion

*

Sub-advisory fees are based on the combined assets for Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Moderate Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Growth Portfolio, and Transamerica Goldman Sachs 70/30 Allocation VP.

Schedule B

Authorized Agents of Transamerica Asset Management, Inc.

TRANSAMERICA FUNDS

Transamerica Asset Allocation - Conservative Portfolio

Transamerica Asset Allocation - Moderate Portfolio

Transamerica Asset Allocation - Moderate Growth Portfolio

Transamerica Asset Allocation - Growth Portfolio

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Funds (the “Trust”) to the shareholders of Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio and Transamerica Asset Allocation - Growth Portfolio, (each a “Fund” and collectively, the “Funds”), each a series of the Trust. We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The full Information Statement details a recent sub-adviser change relating to the Funds. Specifically, the Board of Trustees of the Trust has approved a new sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Funds. GSAM began sub-advising the Funds’ assets on August 28, 2020. In connection with the change in sub-adviser, and as discussed in the supplement to the Prospectuses, Summary Prospectuses and Statement of Additional Information dated June 19, 2020, and also reflected in the Funds’ Summary Prospectuses dated March 1, 2020, as revised August 28, 2020, the following changes were made, including: (i) revisions to each Fund’s principal investment strategies; (ii) each Fund’s management fee schedule was reduced; (iii) each Fund’s sub-advisory fee schedule was revised; and (iv) each Fund changed its primary and/or secondary benchmarks. TAM continues to serve as each Fund’s investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining shareholder approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available on the Transamerica website until at least May 27, 2021 at https://www.transamerica.com/media/tf-morningstar-to-gsam-info-statement_tcm145-122052.pdf. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.